SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 27 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-5) Delaware (State or other jurisdiction of organization) 333-57027 (Commision File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: April 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-through Certificates Series 1999-5 ABN AMRO Acct: 67-8198-90-4 Statement Date: 04/25/02 Payment Date: 04/25/02 Prior Payment: 03/25/02 Record Date: 03/29/02 WAC: 7.055981% WAMM: 319 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 1 2 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99005_200204_3.ZIP REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 60,514,000.00 29,243,481.79 00077BJL8 1000.000000 483.251509 A-2 30,000,000.00 11,668,706.79 00077BJM6 1000.000000 388.956893 A-3 475,000.00 243,297.91 00077BJN4 1000.000000 512.206126 A-4 11,500,000.00 6,316,085.69 00077BJP9 1000.000000 549.224843 A-5 1,344,755.00 N 649,855.15 00077BJQ7 1000.000000 483.251708 A-6 79,131,433.00 41,845,726.12 00077BJR5 1000.000000 528.812945 A-7 26,377,144.00 13,948,575.26 00077BJS3 1000.000000 528.812947 A-8 24,339,323.00 24,339,323.00 00077BJT1 1000.000000 1000.000000 A-9 31,085,699.00 31,085,699.00 00077BJU8 1000.000000 1000.000000 A-10 31,085,585.00 31,085,585.00 00077BJV6 1000.000000 1000.000000 A-P 3,136,144.00 2,416,843.11 00077BJW4 1000.000000 770.641626 A-X 7,685,750.00 N 4,115,681.23 00077BJX2 1000.000000 535.495070 M 6,994,300.00 6,790,631.23 00077BJY0 1000.000000 970.880750 B-1 2,486,800.00 2,414,386.25 00077BJZ7 1000.000000 970.880750 B-2 1,243,400.00 1,207,193.10 00077BKA0 1000.000000 970.880730 B-3 1,088,000.00 1,056,318.26 00077BKH5 1000.000000 970.880754 B-4 621,700.00 603,596.58 00077BKJ1 1000.000000 970.880779 B-5 777,222.00 572,858.80 00077BKK8 1000.000000 737.059424 R 100.00 0.00 00077BKB8 1000.000000 0.000000 Totals 310,855,850.00 204,838,307.89 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 1,522,112.20 0.00 0.00 00077BJL8 25.153059 0.000000 0.000000 A-2 906,831.53 0.00 0.00 00077BJM6 30.227718 0.000000 0.000000 A-3 11,462.08 0.00 0.00 00077BJN4 24.130695 0.000000 0.000000 A-4 256,443.28 0.00 0.00 00077BJP9 22.299416 0.000000 0.000000 A-5 0.00 0.00 0.00 00077BJQ7 0.000000 0.000000 0.000000 A-6 1,863,096.01 0.00 0.00 00077BJR5 23.544323 0.000000 0.000000 A-7 621,032.00 0.00 0.00 00077BJS3 23.544323 0.000000 0.000000 A-8 0.00 0.00 0.00 00077BJT1 0.000000 0.000000 0.000000 A-9 0.00 0.00 0.00 00077BJU8 0.000000 0.000000 0.000000 A-10 0.00 0.00 0.00 00077BJV6 0.000000 0.000000 0.000000 A-P 14,620.90 0.00 0.00 00077BJW4 4.662063 0.000000 0.000000 A-X 0.00 0.00 0.00 00077BJX2 0.000000 0.000000 0.000000 M 7,149.59 0.00 0.00 00077BJY0 1.022202 0.000000 0.000000 B-1 2,542.01 0.00 0.00 00077BJZ7 1.022201 0.000000 0.000000 B-2 1,271.01 0.00 0.00 00077BKA0 1.022205 0.000000 0.000000 B-3 1,112.16 0.00 0.00 00077BKH5 1.022206 0.000000 0.000000 B-4 635.50 0.00 0.00 00077BKJ1 1.022197 0.000000 0.000000 B-5 603.11 73,426.46 0.00 00077BKK8 0.775982 94.472956 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 5,208,911.38 73,426.46 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 27,721,369.59 160,839.15 0.00 00077BJL8 458.098450 2.657883 0.000000 A-2 10,761,875.26 65,636.48 0.00 00077BJM6 358.729175 2.187883 0.000000 A-3 231,835.83 1,368.55 0.00 00077BJN4 488.075432 2.881158 0.000000 A-4 6,059,642.41 35,527.98 0.00 00077BJP9 526.925427 3.089390 0.000000 A-5 616,030.44 3,655.44 0.00 00077BJQ7 458.098639 2.718294 0.000000 A-6 39,982,630.11 87,178.60 0.00 00077BJR5 505.268622 1.101694 0.000000 A-7 13,327,543.26 226,664.35 0.00 00077BJS3 505.268624 8.593210 0.000000 A-8 24,339,323.00 136,908.69 0.00 00077BJT1 1000.000000 5.625000 0.000000 A-9 31,085,699.00 174,857.06 0.00 00077BJU8 1000.000000 5.625000 0.000000 A-10 31,085,585.00 174,856.42 0.00 00077BJV6 1000.000000 5.625000 0.000000 A-P 2,402,222.21 0.00 0.00 00077BJW4 765.979563 0.000000 0.000000 A-X 3,905,296.33 23,150.71 0.00 00077BJX2 508.121697 3.012160 0.000000 M 6,783,481.64 38,197.30 0.00 00077BJY0 969.858548 5.461204 0.000000 B-1 2,411,844.24 13,580.92 0.00 00077BJZ7 969.858549 5.461203 0.000000 B-2 1,205,922.09 6,790.46 0.00 00077BKA0 969.858525 5.461203 0.000000 B-3 1,055,206.10 5,941.79 0.00 00077BKH5 969.858548 5.461204 0.000000 B-4 602,961.08 3,395.23 0.00 00077BKJ1 969.858581 5.461203 0.000000 B-5 498,829.23 3,222.33 0.00 00077BKK8 641.810487 4.145958 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 199,555,970.05 1,161,771.46 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 6.600000% 00077BJL8 Fixed A-2 6.750000% 00077BJM6 Fixed A-3 6.750000% 00077BJN4 Fixed A-4 6.750000% 00077BJP9 Fixed A-5 6.750000% 00077BJQ7 Fixed A-6 2.500000% 00077BJR5 2.450000% A-7 19.500000% 00077BJS3 19.650000% A-8 6.750000% 00077BJT1 Fixed A-9 6.750000% 00077BJU8 Fixed A-10 6.750000% 00077BJV6 Fixed A-P 00077BJW4 None A-X 6.750000% 00077BJX2 Fixed M 6.750000% 00077BJY0 Fixed B-1 6.750000% 00077BJZ7 Fixed B-2 6.750000% 00077BKA0 Fixed B-3 6.750000% 00077BKH5 Fixed B-4 6.750000% 00077BKJ1 Fixed B-5 6.750000% 00077BKK8 Fixed R 6.750000% 00077BKB8 Fixed Total P&I Payment 6,370,682.84 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere310,855,850.00 204,838,307.8 5,208,911.40 1000.000000 658.949503 16.756678 R (component R 0.00 0.00 0.00 1000.000000 0.000000 0.000000 310,855,850.00 204,838,307.8 5,208,911.40 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 73,426.46 0.00 199,555,969.97 0.236207 0.000000 641.956617 R (component R 0.00 0.00 0.00 0.000000 0.000000 0.000000 73,426.46 0.00 199,555,969.97 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 1,161,771.44 0.00 6.805981% 3.737332 0.000000 6.800842% R (component R 0.00 0.00 0.000000 0.000000None 1,161,771.44 0.00 Total P&I Payment 6,370,682.84 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls A-1 160,839.15 0.00 0.00 A-2 65,636.48 0.00 0.00 A-3 1,368.55 0.00 0.00 A-4 35,527.98 0.00 0.00 A-5 3,655.44 0.00 0.00 A-6 87,178.60 0.00 0.00 A-7 226,664.35 0.00 0.00 A-8 136,908.69 0.00 0.00 A-9 174,857.06 0.00 0.00 A-10 174,856.42 0.00 0.00 A-P 0.00 0.00 0.00 A-X 23,150.71 0.00 0.00 M 38,197.30 0.00 0.00 B-1 13,580.92 0.00 0.00 B-2 6,790.46 0.00 0.00 B-3 5,941.79 0.00 0.00 B-4 3,395.23 0.00 0.00 B-5 3,222.33 0.00 0.00 R 0.00 0.00 0.00 Total 1,161,771.4 0.00 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 0.00 0.00 0.00 A-5 0.00 0.00 0.00 A-6 0.00 0.00 0.00 A-7 0.00 0.00 0.00 A-8 0.00 0.00 0.00 A-9 0.00 0.00 0.00 A-10 0.00 0.00 0.00 A-P 0.00 0.00 0.00 A-X 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 0.00 R 0.00 0.00 0.00 Total 0.00 0.00 0.00 Actual Distribution Class of Interest A-1 160,839.15 A-2 65,636.48 A-3 1,368.55 A-4 35,527.98 A-5 3,655.44 A-6 87,178.60 A-7 226,664.35 A-8 136,908.69 A-9 174,857.06 A-10 174,856.42 A-P 0.00 A-X 23,150.71 M 38,197.30 B-1 13,580.92 B-2 6,790.46 B-3 5,941.79 B-4 3,395.23 B-5 3,222.33 R 0.00 Total 1,161,771.46 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 15 CURRENT PAYOFF BALANCE 4,604,761.90 CURRENT NUMBER OF CURTAILMENTS 121 CURRENT CURTAILMENTS BALANCE 123,474.29 SERVICER ADVANCES PRINCIPAL ADVANCES 4,445.10 INTEREST ADVANCES 25,727.34 TOTAL ADVANCES 30,172.44 REALIZED LOSSES CURRENT REALIZED LOSSES 73,426.46 PRIOR REALIZED LOSSES 181,918.04 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 255,344.50 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 3,509,134.88 0.00 ENDING BALANCE 3,509,134.88 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 116,000.00 0.00 ENDING BALANCE 116,000.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 3,108,559.00 0.00 ENDING BALANCE 3,108,559.00 DistributioDelinq 1 Month Date # Balance 04/25/02 2 567,310 0.34% 0.284% 03/25/02 4 1,256,959 0.67% 0.614% 02/25/02 1 424,307 0.16% 0.199% 01/25/02 4 1,381,164 0.62% 0.626% 12/26/01 4 1,547,917 0.58% 0.659% 11/26/01 4 1,286,836 0.56% 0.525% 10/25/01 13 4,657,118 1.76% 1.846% 09/25/01 1 282,496 0.13% 0.110% 08/27/01 5 1,309,936 0.66% 0.499% 07/25/01 5 1,661,093 0.65% 0.623% 07/25/01 5 1,661,093 0.65% 0.623% 06/25/01 5 1,223,051 0.64% 0.450% 06/25/01 5 1,223,051 0.64% 0.450% 05/25/01 5 1,652,844 0.63% 0.600% 04/25/01 3 804,770 0.37% 0.289% 04/25/01 3 804,770 0.37% 0.289% DistributioDelinq 2 Months Date # Balance 04/25/02 1 257,622 0.17% 0.129% 03/25/02 0 0 0.00% 0.000% 02/25/02 2 691,874 0.32% 0.324% 01/25/02 2 737,449 0.31% 0.334% 12/26/01 2 524,489 0.29% 0.223% 11/26/01 1 266,207 0.14% 0.109% 10/25/01 2 569,695 0.27% 0.226% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 1 258,418 0.13% 0.097% 07/25/01 1 258,418 0.13% 0.097% 06/25/01 1 258,644 0.13% 0.095% 06/25/01 1 258,644 0.13% 0.095% 05/25/01 2 543,731 0.25% 0.197% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioDelinq 3+ Months Date # Balance 04/25/02 2 740,769 0.34% 0.371% 03/25/02 4 1,337,602 0.67% 0.653% 02/25/02 2 596,620 0.32% 0.280% 01/25/02 2 708,224 0.31% 0.321% 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 2 747,395 0.27% 0.296% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 1 340,704 0.13% 0.128% 07/25/01 1 340,704 0.13% 0.128% 06/25/01 1 341,006 0.13% 0.126% 06/25/01 1 341,006 0.13% 0.126% 05/25/01 1 341,306 0.13% 0.124% 04/25/01 2 583,758 0.25% 0.209% 04/25/01 2 583,758 0.25% 0.209% DistributioForeclosure/Bankruptcy Date # Balance 04/25/02 2 740,769 0.34% 0.371% 03/25/02 2 741,530 0.33% 0.362% 02/25/02 2 742,286 0.32% 0.348% 01/25/02 0 0 0.00% 0.000% 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 0 0 0.00% 0.000% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioREO Date # Balance 04/25/02 0 0 0.00% 0.000% 03/25/02 0 0 0.00% 0.000% 02/25/02 0 0 0.00% 0.000% 01/25/02 0 0 0.00% 0.000% 12/26/01 2 708,537 0.29% 0.301% 11/26/01 2 708,849 0.28% 0.289% 10/25/01 2 709,158 0.27% 0.281% 09/25/01 0 0 0.00% 0.000% 08/27/01 2 709,437 0.26% 0.270% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioModifications Date # Balance 04/25/02 0 0 0.00% 0.000% 03/25/02 0 0 0.00% 0.000% 02/25/02 0 0 0.00% 0.000% 01/25/02 0 0 0.00% 0.000% 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 0 0 0.00% 0.000% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 04/25/02 16 4,942,981 2.74% 2.477% 03/25/02 25 8,112,723 4.17% 3.961% 02/25/02 19 7,006,955 3.04% 3.286% 01/25/02 42 14,154,043 6.52% 6.415% 12/26/01 30 9,439,260 4.37% 4.016% 11/26/01 21 7,002,903 2.93% 2.859% 10/25/01 11 3,971,445 1.49% 1.575% 09/25/01 14 5,446,304 1.87% 2.122% 08/27/01 12 3,589,628 1.57% 1.368% 07/25/01 12 4,498,769 1.55% 1.686% 07/25/01 12 4,498,769 1.55% 1.686% 06/25/01 12 3,600,359 1.52% 1.325% 06/25/01 12 3,600,359 1.52% 1.325% 05/25/01 9 2,734,302 1.13% 0.992% 04/25/01 6 1,729,495 0.74% 0.621% 04/25/01 6 1,729,495 0.74% 0.621% DistributioCurr Weighted Avg. Date Coupon Remit 04/25/02 7.0560% 6.8060% 03/25/02 7.0592% 6.8092% 02/25/02 7.0654% 6.8154% 01/25/02 7.0731% 6.8231% 12/26/01 7.0802% 6.8302% 11/26/01 7.0843% 6.8343% 10/25/01 7.0861% 6.8361% 09/25/01 7.0878% 6.8378% 08/27/01 7.0890% 6.8390% 07/25/01 7.0891% 6.8391% 07/25/01 7.0891% 6.8391% 06/25/01 7.0902% 6.8402% 06/25/01 7.0902% 6.8402% 05/25/01 7.0920% 6.8420% 04/25/01 7.0928% 6.8428% 04/25/01 7.0928% 6.8428% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category